UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

MABCURE INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-141131
(Commission File Number)

20-4907813
(IRS Employer Identification No.)

De Schiervellaan 3/B1 3500 Hasselt, Belgium
(Address of principal executive offices and Zip Code)

+32 (487) 425303
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Replacement of Independent Registered Public Accountant

On March 9, 2011, the Board of Directors (the “Board”) of Mabcure Inc. (the “Company”) resolved to replace Etania Audit Group, P.C., formerly Davis Accounting Group, P.C., (“Etania”) as the Company’s independent registered public accounting firm with the accounting firm of Rotenberg Meril Solomon Bertiger & Gutilla, P.C. (“Rotenberg Meril”).

The Securities and Exchange Commission (the “SEC”) has recently advised the Company that Etania was not duly licensed when it issued its audit opinion on the Company’s financial statements included in the Company’s annual reports on Form 10-K for the years ended December 31, 2008 and 2009. Accordingly, these financial statements are not considered to be audited.

Etania’s audit reports of the Company’s financial statements for the years ended December 31, 2008 and 2009 contained no adverse opinion or disclaimer of opinion, other than language expressing substantial doubt as to the Company’s ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

As such, in connection with the audit of these financial statements by Etania, there were no disagreements between the Company and Etania on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Etania’s satisfaction, would have caused Etania to make reference to the subject matter of the disagreement in connection with its reports on the financial statements.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of the audit reports, occurred during the fiscal years ended December 31, 2008 and 2009. During the two most recent fiscal years and any subsequent period preceding replacement, there were no disagreements with Etania, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company provided Etania with a copy of this report and requested that Etania furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the content of this report. As of the time of this filing, Etania has not provided the Company with such letter. Upon receipt of the letter from Etania, the Company will file the letter with the SEC by amendment to this report.

Engagement of Independent Registered Public Accountant

On March 9, 2011, the Board resolved to engage the accounting firm of Rotenberg Meril as the Company’s new independent registered public accounting firm.

     During the most recent fiscal years ended December 31, 2009 and December 31, 2010, prior to the engagement of Rotenberg Meril, the Company did not consult with Rotenberg Meril with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Rotenberg Meril has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABCURE INC.
(Registrant)

By:	/s/ Dr. Amnon Gonenne
Dr. Amnon Gonenne
President and Chief Executive Officer

Date: March 14, 2011